CORPORATE RESOLUTION TO BORROW

    Principal       Loan Date          Maturity       Loan No      Call      Collateral      Account      Officer     Initials
    $3,750,000.00    01-11-2000        12/01/2000       9001        C           7380          2999005      79969

   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  DYNATRONICS CORPORATION      Lender:   ZIONS FIRST NATIONAL BANK
           7030 PARK CENTRE DRIVE                 HEAD OFFICE/COMMERCIAL BANKING
           SALT LAKE CITY, UT 84121               #1 SOUTH MAIN STREET
                                                  SALT LAKE CITY, UT 84125

I, the undersigned Secretary or Assistant Secretary of DYNATRONICS CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Utah as a corporation for profit, with its principal office at 7030 PARK CENTRE DRIVE, SALT LAKE CITY, UT 84121, and is duly authorized to transact business in the State of Utah.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on November 23, 1999 at which a quorum was present and voting,
                   ------------------
or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

      NAMES                      POSITION         ACTUAL SIGNATURES
      -----                      --------         -----------------

      KELVYN H. CULLIMORE, JR.   PRESIDENT        x /s/ KELVYN H. CULLIMORE, JR.
                                                   -----------------------------

      TERRY ATKINSON             CONTROLLER       x /S/ TERRY ATKINSON
                                                   -----------------------------


acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         Borrow Money. To borrow from time to time from ZIONS FIRST NATIONAL BANK ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

         Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

         Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

         Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: KELVYN H. CULLIMORE, JR., PRESIDENT; and JOHN HALES, CHIEF FINANCIAL OFFICER.


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



BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or (0 change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified,

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand on January 11, 2000 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED TO AND ATTESTED BY:

                                        X   /s/ BOB CARDON
                                         ---------------------------------------
                                        X  Corp. Secretary
                                         ---------------------------------------


NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

LASER PRO, Reg. U.S. Pat. & T.M. Off.., Ver. 3.28 (c) 2000 CFI ProServices, Inc. All rights reserved. [UT-C10 DYNAT.LN)
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